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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




     As independent public accountants, we hereby consent to the incorporation of our reports included in or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-27012 on Form S-8.


                                                Arthur Andersen LLP



Dallas, Texas
   December 19, 1997